Exhibit 99
NEWS RELEASE FOR IMMEDIATE RELEASE	October 27, 2011

BUTLER NATIONAL PROVIDES STRATEGIC VISION AND PREVIEW OF REMARKS TO BE MADE AT FISCAL YEAR 2011 ANNUAL SHAREHOLDER MEETING

OLATHE, KANSAS, October 27, 2011 - Butler National Corporation (OTCQB:  BUKS), a leader in the growing global market for structural modification, maintenance,   repair and overhaul (MRO) and a recognized provider of management services in diverse business groups is providing a preview of remarks to be made by Mr. Clark D. Stewart, President and CEO of Butler National, at the upcoming Annual Shareholder Meeting.

The Company will present its financial results and business highlights for fiscal year 2011, outlook for fiscal year 2012, and provide a strategic vision for the company for 2012 and beyond.

The remarks will be based in part on the Annual President’s Letter to Shareholders.  The highlights include:

•	Revenue from continuing operations was $46,335,328 in Fiscal 2011, up 42.2% from Fiscal 2010.
•	Butler National was the seventh fastest growing publicly traded Aerospace & Defense Company including 129 companies with combined revenues of $518 billion.
•	Butler National was the fastest growing publicly traded company in Kansas including 38 companies with combined revenues of $59 billion.
•	Butler National initiated a series of growth strategies in fiscal year 2011, including:
•	Launching new products
•	Expanding international markets
•	Continuing to pursue various acquisitions
•
The near-term strategy is to build a regional and international growth company that has size and scale and continues to generate high revenue growth and strong cash flows.  Butler National is focused on strategic acquisitions that accelerate growth, provide operating synergy, and increase the size and scale of the Company which may increase shareholder value.

•	The long-term strategy is for the three Butler National segments to grow into strong independent businesses.
•	A goal is to achieve a relisting on a major exchange and to increase institutional investor participation.

The fiscal year 2011 Annual Shareholder Meeting will be held on Tuesday, November 1, 2011 at 11:00AM Central Time at the Olathe Holiday Inn located at 101 W 151st Street in Olathe, Kansas.  The Annual President’s Letter to Shareholders is available on the Butler National Website (www.butlernational.com).

Our Business:

Butler National Corporation operates in the Aerospace and Services business segments.  The Aerospace segment focuses on the manufacturing of support systems for "Classic" commercial and military aircraft including the Butler National TSD for the Boeing 737 and 747 Classic aircraft, switching equipment for Boeing McDonnell Douglas Aircraft, weapon control systems for Boeing Helicopter and performance enhancement structural modifications for Learjet, Cessna, Dassault and Beechcraft business aircraft.  Services include electronic monitoring of water pumping stations, temporary employee services, gaming services and administrative management services.

Forward-Looking Information:

The information set forth above includes "forward-looking statements" as outlined in the Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934. Words such as "anticipate," "estimate," "expect," "project," "intend," "may," "plan," "predict," "believe," "should" and similar words or expressions are intended to identify forward looking statements. Investors should not place undue reliance on forward looking statements, and the Company undertakes no obligation to publicly update or revise any forward-looking statements. All forward-looking statements reflect the present expectation of future events of our management and are subject to a number of important factors, risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward-looking statements. These factors and risks include, but are not limited to the Cautionary Statements and Risk Factors, filed as Exhibit 99 and Section 1A to the Company's Annual Report on Form 10-K, incorporated herein by reference. Investors are specifically referred to such Cautionary Statements and Risk Factors for discussion of factors, which could affect the Company's operations, and forward-looking statements contained herein.

FOR MORE INFORMATION, CONTACT:
Reign Strategy & Investment Group Lou Albert Rodriguez lou.albert@reigninvestment.com www.reigninvestment.com Jim Drewitz, Public Relations jim@jdcreativeoptions.com	Ph (914) 479-9060 Ph (830) 669-2466
THE WORLDWIDE WEB:

Please review www.butlernational.com for pictures of our products and details about Butler National Corporation and its subsidiaries.